                                                                   Exhibit 99.15

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
(MERRILL LYNCH LOGO)     SURF 2006-AB1
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[466,211,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-AB1

                                  [SURF LOGO]

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                                  US BANK N.A.
                                    TRUSTEE

                               FEBRUARY [7], 2006


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
[MERRILL LYNCH LOGO]     SURF 2006-AB1
--------------------------------------------------------------------------------

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuing entity has filed with the SEC for more complete information about the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This Free Writing Prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this Free Writing Prospectus is preliminary and is subject to completion or change.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

MORTGAGE LOAN CHARACTERISTICS
Aggregate Outstanding Principal Balance                                   $218,653,126
Aggregate Original Principal Balance                                      $218,816,271
Number of Mortgage Loans                                                         1,313

                                                   MINIMUM                     MAXIMUM                          AVERAGE(1)
                                                   -------                     -------                          -----------
Original Principal Balance                         $38,000                    $732,000                          $166,654
Outstanding Principal Balance                      $38,000                    $732,000                          $166,529

                                                   MINIMUM                     MAXIMUM                      WEIGHTED AVERAGE(2)
                                                   -------                     -------                      --------------------
Original Term (mos)                                   180                         360                                359
Stated remaining Term (mos)                           174                         358                                354
Loan Age (mos)                                          2                          10                                  4
Current Interest Rate                               3.850%                      9.950%                             7.022%
Initial Interest Rate Cap (3)                       1.000%                      5.000%                             3.065%
Periodic Rate Cap (3)                               1.000%                      2.000%                             1.012%
Gross Margin (3)                                    1.140%                      8.010%                             5.502%
Maximum Mortgage Rate (3)                          10.625%                     16.950%                            13.586%
Minimum Mortgage Rate (3)                           2.250%                      9.950%                             6.598%
Months to Roll (3)                                      1                          57                                 24
Original Loan-to-Value                              50.00%                      95.00%                             79.91%
Credit Score (4)                                      620                         806                                672

                                                  EARLIEST                      LATEST
                                                  --------                      ------
Maturity Date                                    08/01/2020                   12/01/2035

                                                 PERCENT OF                                                     PERCENT OF
                                               MORTGAGE POOL                                                   MORTGAGE POOL
LIEN POSITION                                  -------------             YEAR OF ORIGINATION                   -------------
1st Lien                                           100.00%                       2005                             100.00%

OCCUPANCY                                                        LOAN PURPOSE
Primary                                             96.79%       Purchase                                   77.18%
Second Home                                          1.26        Refinance - Rate/Term                       2.32
Investment                                           1.95        Refinance - Cashout                        20.50

LOAN TYPE                                                        PROPERTY TYPE
Fixed Rate                                          13.40%       Single Family                             69.56%
ARM                                                  86.6        Rowhouse                                   0.05
                                                                 Townhouse                                  0.49
AMORTIZATION TYPE                                                Condominium                                5.06
Fully Amortizing                                    52.77%       Two- to Four-Family                        7.52
Interest-Only                                       44.36        Planned Unit Development                  17.31
Balloon                                              2.87

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Adjustable Rate Mortgage Loans only.

(4)   Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                    NUMBER     AGGREGATE   PERCENT             WEIGHTED    AVERAGE    WEIGHTED
                      OF       PRINCIPAL      OF     WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE   PERCENT
RANGE OF           MORTGAGE     BALANCE    MORTGAGE  AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
MORTGAGE RATES      LOANS     OUTSTANDING    POOL     COUPON     SCORE   OUTSTANDING    LTV       DOC      IO
--------------      -----     -----------    ----     ------     -----   -----------    ---       ---      --
5.500% or less        13     $  3,319,347    1.52%    5.162%      682     $255,334     80.52%    89.61%   56.85%
5.501% to 6.000%      82       16,783,144    7.68     5.853       684      204,672     79.72     55.93    36.61
6.001% to 6.500%     156       32,542,379   14.88     6.333       685      208,605     79.81     46.76    48.61
6.501% to 7.000%     361       65,417,832   29.92     6.801       676      181,213     79.93     26.85    48.33
7.001% to 7.500%     325       49,680,681   22.72     7.258       664      152,864     79.66     13.10    42.31
7.501% to 8.000%     219       31,909,188   14.59     7.748       660      145,704     80.12      8.70    44.18
8.001% to 8.500%      87       11,856,639    5.42     8.247       668      136,283     80.58      2.29    29.33
8.501% to 9.000%      53        5,634,462    2.58     8.727       665      106,311     80.18      2.11    51.10
9.001% to 9.500%      12        1,051,264    0.48     9.292       649       87,605     79.97      0.00     5.93
9.501% to 10.000%      5          458,189    0.21     9.731       626       91,638     80.00      0.00     0.00
TOTAL:             1,313     $218,653,126  100.00%    7.022%      672     $166,529     79.91%    25.07%   44.36%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 3.850% per annum to 9.950% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.022% per annum.

REMAINING MONTHS TO STATED MATURITY

                     NUMBER    AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
RANGE OF               OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE   PERCENT
REMAINING MONTHS    MORTGAGE    BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE    ORIGINAL   FULL    PERCENT
TO STATED MATURITY   LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV       DOC       IO
------------------   -----    -----------      ----      ------    -----    -----------    ---       ---       --
169 to 180                9   $  1,270,411     0.58%     7.064%     648      $141,157     79.99%   56.87%    11.96%
229 to 240                1        106,988     0.05      6.750      734       106,988     80.00     0.00      0.00
349 to 360            1,303    217,275,726    99.37      7.022      672       166,750     79.91    24.90     44.57
TOTAL:                1,313   $218,653,126   100.00%     7.022%     672      $166,529     79.91%   25.07%    44.36%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 174 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 354 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                        NUMBER       AGGREGATE                              WEIGHTED    AVERAGE      WEIGHTED
RANGE OF ORIGINAL         OF         PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     PERCENT
MORTGAGE LOAN          MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE      ORIGINAL     FULL       PERCENT
PRINCIPAL BALANCES      LOANS       OUTSTANDING       POOL        COUPON     SCORE    OUTSTANDING      LTV         DOC         IO
------------------      -----       -----------       ----        ------     -----    -----------      ---         ---         --
$50,000 or less            18      $    811,414        0.37%       8.450%     653      $ 45,079       78.18%      21.22%      22.91%
$50,001 to $100,000       394        30,170,855       13.80        7.429      660        76,576       79.91       27.41       20.62
$100,001 to $150,000      338        41,393,403       18.93        7.063      666       122,466       79.94       34.13       27.69
$150,001 to $200,000      202        35,056,859       16.03        7.039      669       173,549       79.83       23.50       43.21
$200,001 to $250,000      142        31,877,784       14.58        6.905      671       224,491       80.08       27.71       47.05
$250,001 to $300,000       73        20,065,918        9.18        6.968      676       274,876       79.90       19.56       61.99
$300,001 to $350,000       52        17,044,192        7.80        6.820      675       327,773       80.08       21.22       57.87
$350,001 to $400,000       39        14,696,806        6.72        6.645      681       376,841       80.16       25.50       51.66
$400,001 to $450,000       20         8,344,987        3.82        6.919      668       417,249       79.93       14.92       75.16
$450,001 to $500,000       14         6,732,948        3.08        6.743      689       480,925       79.47       21.19       64.21
$500,001 to $550,000        7         3,626,467        1.66        6.982      703       518,067       79.27        0.00       71.84
$550,001 to $600,000        6         3,469,763        1.59        7.276      722       578,294       81.67       16.83       34.02
$600,001 to $650,000        4         2,543,329        1.16        6.685      692       635,832       79.06       24.77       74.49
$650,001 to $700,000        2         1,367,200        0.63        7.149      712       683,600       75.03        0.00      100.00
$700,001 to $750,000        2         1,451,200        0.66        7.509      673       725,600       80.00        0.00      100.00
TOTAL:                  1,313      $218,653,126      100.00%       7.022%     672      $166,529       79.91%      25.07%      44.36%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $38,000 to approximately $732,000 and the average outstanding principal balance of the Mortgage Loans was approximately $166,529.

PRODUCT TYPES

                            NUMBER     AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED
                              OF       PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE     PERCENT
                           MORTGAGE     BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL     FULL     PERCENT
PRODUCT TYPES               LOANS     OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING      LTV         DOC       IO
-------------               -----     -----------      ----        ------     -----     -----------      ---         ---       --
Balloon Loans                  11    $  1,730,126       0.79%      7.080%       664      $157,284       80.00%      40.32%     0.00%
15 to 19 Year Fixed Loans       2         214,705       0.10       6.701        653       107,353       80.00       70.79     70.79
20 to 24 Year Fixed Loans       1         106,988       0.05       6.750        734       106,988       80.00        0.00      0.00
30 Year Fixed Loans           177      27,246,825      12.46       6.943        671       153,937       79.69       42.78     13.08
Six-Month LIBOR Loans           8       1,065,394       0.49       6.076        680       133,174       82.21       53.74      0.00
2/28 LIBOR Loans
 (Six-Month LIBOR Index)      864     143,362,545      65.57       7.051        669       165,929       79.88       23.05     49.57
2/28 LIBOR Balloon Loans
 (Six-Month LIBOR Index)       23       4,185,528       1.91       6.595        670       181,979       80.08       34.27      0.00
3/27 LIBOR Loans
 (Six-Month LIBOR Index)      167      27,855,009      12.74       7.031        679       166,796       80.42       19.02     48.10
3/27 LIBOR Balloon Loans
 (Six-Month LIBOR Index)        2         360,934       0.17       6.395        651       180,467       80.00       65.33      0.00
3/1 LIBOR Loans
 (One-Year LIBOR Index)         1         140,000       0.06       5.200        737       140,000       80.00      100.00    100.00
5/25 LIBOR Loans
 (Six-Month LIBOR Index)       57      12,385,071       5.66       7.102        695       217,282       79.35       12.82     70.17
TOTAL:                      1,313    $218,653,126     100.00%      7.022%       672      $166,529       79.91%      25.07%    44.36%

AMORTIZATION TYPE

                          NUMBER       AGGREGATE                              WEIGHTED    AVERAGE     WEIGHTED
                            OF         PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE    PERCENT
                         MORTGAGE       BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL      PERCENT
AMORTIZATION TYPE          LOANS      OUTSTANDING       POOL        COUPON     SCORE    OUTSTANDING      LTV        DOC        IO
-----------------          -----      -----------       ----        ------     -----    -----------      ---        ---        --
Fully Amortizing             816     $115,375,064       52.77%      7.072%      666      $141,391       80.05%     25.72%      0.00%
Balloon                       36        6,276,588        2.87       6.717       667       174,350       80.05      37.73       0.00
24 Month Interest-Only       153       29,589,374       13.53       7.045       664       193,395       79.93      19.74     100.00
36 Month Interest-Only        42        7,642,429        3.50       6.965       680       181,963       79.91      11.39     100.00
60 Month Interest-Only       228       51,531,387       23.57       6.915       685       226,015       79.75      30.36     100.00
120 Month Interest-Only       38        8,238,285        3.77       7.196       697       216,797       78.81       5.04     100.00
TOTAL:                     1,313     $218,653,126      100.00%      7.022%      672      $166,529       79.91%     25.07%     44.36%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                    NUMBER       AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
                      OF         PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE      PERCENT
                   MORTGAGE       BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL      FULL      PERCENT
STATE               LOANS       OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING      LTV          DOC        IO
-----               -----       -----------        ----        ------      -----      -----------      ---          ---        --
Alabama                16      $  1,931,371        0.88%       6.915%       671        $120,711       80.21%      52.33%      19.09%
Arizona                41         8,636,829        3.95        7.211        671         210,654       79.91       17.69       63.74
California             97        31,281,393       14.31        6.685        683         322,489       79.76       23.93       80.94
Colorado               30         5,522,486        2.53        6.691        666         184,083       80.05       39.20       59.15
Connecticut            12         2,608,808        1.19        6.396        684         217,401       79.22       35.86        8.86
Delaware                1           267,769        0.12        6.750        689         267,769       80.00        0.00        0.00
Florida                57        11,843,847        5.42        6.995        671         207,787       80.10       16.55       37.98
Georgia                49         8,223,045        3.76        6.788        679         167,817       79.75       30.38       48.66
Idaho                   2           182,320        0.08        8.259        644          91,160       80.00        0.00      100.00
Illinois              114        20,146,935        9.21        7.083        670         176,728       80.23       13.60       41.71
Indiana                34         4,469,736        2.04        6.958        662         131,463       79.89       42.76       27.54
Iowa                   12           987,510        0.45        7.632        653          82,293       79.72       27.60       20.29
Kansas                 15         1,486,870        0.68        7.239        680          99,125       80.00       31.51       33.73
Kentucky               22         2,244,232        1.03        7.287        669         102,011       79.60        8.29       35.89
Louisiana               4           475,099        0.22        7.241        669         118,775       80.00       30.31       53.72
Maine                   1           184,000        0.08        6.700        664         184,000       78.30        0.00        0.00
Maryland               17         4,441,496        2.03        6.758        687         261,264       79.43        7.29       71.54
Massachusetts          10         2,944,338        1.35        6.765        699         294,434       80.42       19.84        5.57
Michigan              107        13,739,828        6.28        7.332        668         128,410       80.56       35.93       33.46
Minnesota              41         7,053,630        3.23        6.975        666         172,040       79.98       23.50       43.75
Mississippi             1           181,902        0.08        6.490        671         181,902       80.00      100.00        0.00
Missouri               47         5,029,335        2.30        7.261        656         107,007       80.14       43.04       11.32
Montana                 1           199,757        0.09        7.040        622         199,757       80.00        0.00        0.00
Nebraska                4           422,884        0.19        7.263        650         105,721       81.31        0.00        0.00
Nevada                 33         7,749,948        3.54        6.874        666         234,847       79.91       30.29       73.09
New Hampshire           5           826,404        0.38        7.341        691         165,281       79.96       21.78       51.77
New Jersey             19         5,191,875        2.37        7.100        662         273,257       79.19       36.62       24.49
New York               28         9,579,838        4.38        6.921        694         342,137       79.52        7.94       61.33
North Carolina         32         4,411,052        2.02        7.094        672         137,845       79.92       39.56       24.97
North Dakota            2           214,920        0.10        7.321        628         107,460       79.76       56.49       43.51
Ohio                   69         7,933,258        3.63        7.070        664         114,975       79.95       34.34       34.53
Oklahoma                6           557,937        0.26        7.008        669          92,989       80.00       54.69       16.96
Oregon                 10         1,397,130        0.64        6.507        652         139,713       79.99       44.41        0.00
Pennsylvania           17         2,130,274        0.97        6.746        652         125,310       80.00       37.04       14.08
Rhode Island            9         2,082,678        0.95        6.710        687         231,409       80.00       20.07       25.35
South Carolina         18         2,070,599        0.95        7.119        674         115,033       80.55       39.95       33.65
South Dakota            3           266,762        0.12        6.635        670          88,921       80.00       81.86       18.14
Tennessee              84         8,547,966        3.91        7.168        655         101,761       79.93       33.50       21.17
Texas                 148        16,000,994        7.32        7.598        666         108,115       79.93       10.15       26.50
Utah                   16         2,033,237        0.93        7.024        681         127,077       79.72       29.71       69.95
Vermont                 1           102,400        0.05        6.250        768         102,400       80.00      100.00        0.00
Virginia               23         4,470,672        2.04        7.163        661         194,377       78.48       25.98       34.39
Washington             30         5,478,751        2.51        7.079        679         182,625       80.20       23.62       38.62
West Virginia           2           209,679        0.10        6.900        655         104,840       80.00        0.00        0.00
Wisconsin              22         2,796,132        1.28        7.076        674         127,097       79.48       37.76       20.69
Wyoming                 1            95,200        0.04        7.340        679          95,200       80.00        0.00      100.00
TOTAL:              1,313      $218,653,126      100.00%       7.022%       672        $166,529       79.91%      25.07%      44.36%

No more than approximately 0.59% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                    NUMBER       AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
RANGE OF ORIGINAL     OF         PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
LOAN-TO-VALUE      MORTGAGE       BALANCE        MORTGAGE      AVERAGE     CREDIT       BALANCE      ORIGINAL      FULL      PERCENT
RATIOS              LOANS       OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC          IO
------              -----       -----------        ----        ------      -----      -----------      ---         ---          --
50.00% or less          1      $     40,000         0.02%      7.500%       686        $ 40,000       50.00%     100.00%       0.00%
55.01% to 60.00%        1           200,000         0.09       7.490        747         200,000       57.14        0.00      100.00
65.01% to 70.00%        3         1,105,500         0.51       6.972        670         368,500       69.57        0.00       93.10
70.01% to 75.00%       19         3,039,659         1.39       6.751        675         159,982       74.27       36.91       24.67
75.01% to 80.00%    1,271       209,873,925        95.98       7.028        671         165,125       79.91       24.58       44.52
80.01% to 85.00%        6         1,677,904         0.77       6.702        679         279,651       83.61       37.55       72.30
85.01% to 90.00%       11         2,343,856         1.07       7.153        724         213,078       89.97       45.27       15.79
90.01% to 95.00%        1           372,282         0.17       6.250        746         372,282       95.00      100.00        0.00
TOTAL:              1,313      $218,653,126       100.00%      7.022%       672        $166,529       79.91%      25.07%      44.36%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 50.00% to 95.00%.

MORTGAGE INSURANCE

                    NUMBER       AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
                      OF         PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
MORTGAGE           MORTGAGE       BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL       PERCENT
INSURANCE           LOANS       OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC          IO
---------           -----       -----------        ----        ------      -----      -----------      ---         ---          --
No Mortgage
 Insurance          1,295      $214,259,084       97.99%        7.02%       671        $165,451       79.75%      24.62%      44.53%
PMI Mortgage
 Insurance Corp.       18         4,394,042        2.01        6.904        708         244,113       87.97       46.96       36.03
TOTAL:              1,313      $218,653,126      100.00%        7.02%       672        $166,529       79.91%      25.07%      44.36%

LOAN PURPOSE

                          NUMBER      AGGREGATE                            WEIGHTED      AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL    AVERAGE     PERCENT
                         MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL     FULL       PERCENT
LOAN PURPOSE               LOANS     OUTSTANDING      POOL       COUPON     SCORE      OUTSTANDING     LTV         DOC         IO
------------               -----     -----------      ----       ------     -----      -----------     ---         ---         --
Purchase                   1,025    $168,751,089     77.18%      7.068%      675        $164,635      79.98%      20.13%      46.52%
Refinance - Cashout          251      44,827,964     20.50       6.867       663         178,597      79.65       40.56       36.34
Refinance - Rate/Term         37       5,074,073      2.32       6.849       664         137,137      79.94       52.42       43.58
TOTAL:                     1,313    $218,653,126    100.00%      7.022%      672        $166,529      79.91%      25.07%      44.36%

PROPERTY TYPE

                    NUMBER       AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
                      OF         PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
                   MORTGAGE       BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL      FULL      PERCENT
PROPERTY TYPE        LOANS      OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC          IO
-------------        -----      -----------        ----        ------      -----      -----------      ---         ---          --
Single Family         981      $152,103,038       69.56%       7.006%       670        $155,049       79.89%      27.67%      41.43%
Planned Unit
 Development          190        37,857,452       17.31        7.090        674         199,250       79.63       13.90       53.81
Two- to
 Four-Family           66        16,442,847        7.52        7.081        686         249,134       80.39       19.17       39.25
Condominium            69        11,069,108        5.06        6.969        676         160,422       80.50       32.04       57.06
Townhouse               6         1,060,781        0.49        6.337        666         176,797       79.13       72.38       68.36
Rowhouse                1           119,900        0.05        7.875        730         119,900       79.99        0.00      100.00
TOTAL:              1,313      $218,653,126      100.00%       7.022%       672        $166,529       79.91%      25.07%      44.36%

DOCUMENTATION

                    NUMBER       AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
                      OF         PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
                   MORTGAGE       BALANCE        MORTGAGE     AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL       PERCENT
DOCUMENTATION        LOANS      OUTSTANDING        POOL        COUPON      SCORE      OUTSTANDING      LTV         DOC         IO
-------------        -----      -----------        ----        ------      -----      -----------      ---         ---         --
Stated
 Documentation        926      $158,036,526       72.28%       7.198%       674        $170,666       79.87%       0.00%      45.85%
Full Documentation    358        54,817,544       25.07        6.510        665         153,122       80.05      100.00       41.54
No Documentation       11         2,284,394        1.04        6.381        677         207,672       79.88        0.00        0.00
Lite Documentation     13         2,042,045        0.93        7.519        722         157,080       79.83        0.00       64.11
No Ratio                5         1,472,617        0.67        7.502        695         294,523       80.00        0.00       30.96
TOTAL:              1,313      $218,653,126      100.00%       7.022%       672        $166,529       79.91%      25.07%      44.36%

OCCUPANCY

                    NUMBER       AGGREGATE                                WEIGHTED      AVERAGE      WEIGHTED
                      OF        PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
                   MORTGAGE       BALANCE        MORTGAGE      AVERAGE      CREDIT       BALANCE      ORIGINAL     FULL      PERCENT
OCCUPANCY           LOANS       OUTSTANDING        POOL        COUPON       SCORE      OUTSTANDING      LTV         DOC         IO
---------           -----       -----------        ----        ------       -----      -----------      ---         ---         --
Primary             1,278      $211,635,534       96.79%       7.004%       671        $165,599       79.87%      25.08%      44.97%
Investment             23         4,260,681        1.95        7.722        689         185,247       82.38       37.13        1.76
Second Home            12         2,756,911        1.26        7.306        715         229,743       79.52        5.60       63.24
TOTAL:              1,313      $218,653,126      100.00%       7.022%       672        $166,529       79.91%      25.07%      44.36%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY


                    NUMBER      AGGREGATE                                 WEIGHTED     AVERAGE       WEIGHTED
MORTGAGE              OF        PRINCIPAL       PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL       AVERAGE    PERCENT
LOANS AGE          MORTGAGE      BALANCE         MORTGAGE     AVERAGE      CREDIT      BALANCE       ORIGINAL     FULL       PERCENT
(MONTHS)            LOANS      OUTSTANDING         POOL        COUPON      SCORE     OUTSTANDING       LTV         DOC         IO
--------            -----      -----------         ----        ------      -----     -----------       ---         ---         --
 2                     16      $  2,547,051        1.16%       8.031%       655        $159,191       80.00%      10.38%      11.65%
 3                    225        39,765,476       18.19        7.100        679         176,735       79.92       31.02       62.94
 4                    410        75,560,696       34.56        7.052        670         184,294       79.94       21.22       48.54
 5                    464        72,136,232       32.99        6.950        670         155,466       80.09       26.88       31.63
 6                    155        21,680,384        9.92        7.034        669         139,873       79.42       23.49       42.82
 7                     38         5,879,451        2.69        6.482        687         154,722       79.26       24.94       38.91
 8                      3           351,760        0.16        6.588        710         117,253       80.00       32.75        0.00
 9                      1           614,400        0.28        7.875        634         614,400       80.00        0.00      100.00
10                      1           117,676        0.05        4.900        620         117,676       80.00      100.00        0.00
TOTAL:              1,313      $218,653,126      100.00%       7.022%       672        $166,529       79.91%      25.07%      44.36%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                    NUMBER       AGGREGATE                                WEIGHTED     AVERAGE       WEIGHTED
ORIGINAL              OF         PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE     PERCENT
PREPAYMENT         MORTGAGE       BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE       ORIGINAL     FULL       PERCENT
PENALTY TERM        LOANS       OUTSTANDING       POOL        COUPON       SCORE      OUTSTANDING      LTV         DOC         IO
------------        -----       -----------       ----        ------       -----      -----------      ---         ---         --
None                  266      $ 51,533,293       23.57%       7.170%       675        $193,734       80.05%      14.99%      50.40%
12 Months              56        12,684,707        5.80        7.193        683         226,513       79.93       18.99       49.90
24 Months             644       102,633,799       46.94        6.957        668         159,369       79.88       26.50       46.38
36 Months             311        44,931,925       20.55        7.027        673         144,476       79.94       32.07       34.99
60 Months              36         6,869,402        3.14        6.534        690         190,817       79.26       44.75       20.07
TOTAL:              1,313      $218,653,126      100.00%       7.022%       672        $166,529       79.91%      25.07%      44.36%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 28 months.

CREDIT SCORES

                    NUMBER       AGGREGATE                                WEIGHTED      AVERAGE     WEIGHTED
                      OF         PRINCIPAL     PERCENT OF     WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
RANGE OF           MORTGAGE       BALANCE       MORTGAGE      AVERAGE      CREDIT       BALANCE     ORIGINAL      FULL       PERCENT
CREDIT SCORES       LOANS       OUTSTANDING      POOL         COUPON       SCORE      OUTSTANDING      LTV         DOC          IO
-------------       -----       -----------      ----         ------       -----      -----------      ---         ---          --
620 to 625            108      $ 15,316,725        7.01%       7.199%       623        $141,822       79.76%      36.10%      25.66%
626 to 650            438        65,154,410       29.80        7.194        638         148,754       79.78       29.34       35.04
651 to 675            333        54,635,858       24.99        7.032        663         164,072       79.96       27.45       45.13
676 to 700            208        39,271,205       17.96        6.897        688         188,804       79.93       16.45       57.42
701 to 725             94        18,170,460        8.31        6.826        712         193,303       80.12       16.66       56.79
726 to 750             76        14,847,301        6.79        6.760        738         195,359       79.73       24.54       50.14
751 to 775             35         6,768,901        3.10        6.940        763         193,397       81.20       13.70       39.62
776 to 800             20         4,324,675        1.98        6.696        787         216,234       79.51       25.84       59.85
801 to 806              1           163,590        0.07        5.950        806         163,590       80.00        0.00        0.00
TOTAL:              1,313      $218,653,126      100.00%       7.022%       672        $166,529       79.91%      25.07%      44.36%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 620 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 672.

CREDIT GRADE

                    NUMBER      AGGREGATE                                WEIGHTED       AVERAGE      WEIGHTED
                      OF        PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE       PRINCIPAL     AVERAGE    PERCENT
                   MORTGAGE      BALANCE        MORTGAGE      AVERAGE     CREDIT        BALANCE      ORIGINAL     FULL       PERCENT
CREDIT GRADE        LOANS      OUTSTANDING        POOL        COUPON      SCORE       OUTSTANDING      LTV         DOC          IO
------------        -----      -----------        ----        ------      -----       -----------      ---         ---          --
PA1                   140      $ 27,851,051       12.74%       6.762%       749        $198,936       79.44%      18.91%      52.86%
PA2                   227        41,986,381        19.2        6.891        697         184,962       79.73       17.15       58.30
PA3                   891       137,506,727       62.89        7.132        647         154,329       79.80       28.36       38.13
SA1                    31         7,361,061        3.37        6.620        709         237,454       83.68       32.67       40.82
SA2                    24         3,947,905        1.81        7.147        669         164,496       82.00       24.17       59.87
TOTAL:              1,313      $218,653,126      100.00%       7.022%       672        $166,529       79.91%      25.07%      44.36%

GROSS MARGINS

                   NUMBER        AGGREGATE      PERCENT                   WEIGHTED      AVERAGE      WEIGHTED
                     OF          PRINCIPAL         OF         WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE     PERCENT
RANGE OF           MORTGAGE       BALANCE       MORTGAGE      AVERAGE      CREDIT       BALANCE      ORIGINAL      FULL      PERCENT
GROSS MARGINS       LOANS       OUTSTANDING      POOL         COUPON       SCORE      OUTSTANDING      LTV         DOC          IO
-------------       -----       -----------      ----         ------       -----      -----------      ---         ---          --
1.001% to 1.500%        1      $    235,101        0.12%       3.850%       763        $235,101       90.00%     100.00%       0.00%
2.001% to 2.500%       54        12,076,399        6.38        7.187        698         223,637       79.16        3.44       68.22
2.501% to 3.000%        2           292,000        0.15        5.512        702         146,000       80.00      100.00       47.95
3.001% to 3.500%       12         2,519,768        1.33        5.927        664         209,981       79.43       48.47       61.09
3.501% to 4.000%       28         5,989,757        3.16        6.173        664         213,920       80.09       41.95       46.61
4.001% to 4.500%       40         8,117,934        4.29        6.333        682         202,948       79.98       48.60       72.46
4.501% to 5.000%      109        21,771,848       11.50        6.714        664         199,742       80.11       33.54       46.58
5.001% to 5.500%      167        26,213,866       13.84        6.945        674         156,969       79.89       18.23       48.77
5.501% to 6.000%      228        36,298,925       19.17        7.072        670         159,206       80.05       21.78       49.79
6.001% to 6.500%      247        43,847,997       23.16        7.050        675         177,522       79.85       20.67       50.59
6.501% to 7.000%      161        22,820,713       12.05        7.550        669         141,744       80.13       14.62       38.70
7.001% to 7.500%       67         8,735,767        4.61        7.890        652         130,385       80.05       14.96       30.73
7.501% to 8.000%        5           385,703        0.20        8.786        639          77,141       80.00        0.00        0.00
8.001% to 8.500%        1            48,704        0.03        9.550        622          48,704       80.00        0.00        0.00
TOTAL:              1,122      $189,354,481      100.00%       7.033%       672        $168,765       79.95%      22.35%      49.27%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 1.140% per annum to 8.010% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.502% per annum.

MAXIMUM MORTGAGE RATES

                   NUMBER        AGGREGATE      PERCENT                   WEIGHTED     AVERAGE       WEIGHTED
                     OF          PRINCIPAL         OF        WEIGHTED     AVERAGE     PRINCIPAL      AVERAGE     PERCENT
RANGE OF MAXIMUM   MORTGAGE       BALANCE       MORTGAGE      AVERAGE      CREDIT      BALANCE       ORIGINAL     FULL       PERCENT
MORTGAGE RATES      LOANS       OUTSTANDING       POOL        COUPON       SCORE      OUTSTANDING      LTV         DOC          IO
--------------      -----       -----------       ----        ------       -----      -----------      ---         ---          --
11.500% or less        12      $  2,902,298        1.53%       5.562%       706        $241,858       80.02%      60.79%      56.30%
11.501% to 12.000%     69        12,851,342        6.79        6.061        689         186,251       79.80       40.60       32.03
12.001% to 12.500%     83        16,401,943        8.66        6.395        677         197,614       79.40       41.02       46.20
12.501% to 13.000%    130        24,907,912       13.15        6.656        672         191,599       80.01       35.04       41.84
13.001% to 13.500%    151        29,338,331       15.49        6.846        680         194,294       79.93       31.58       49.74
13.501% to 14.000%    222        38,692,940       20.43        6.963        672         174,293       79.96       17.58       57.34
14.001% to 14.500%    201        30,700,824       16.21        7.366        665         152,740       80.10        7.41       51.06
14.501% to 15.000%    140        20,607,714       10.88        7.765        660         147,198       80.12        6.66       54.72
15.001% to 15.500%     56         6,876,909        3.63        8.254        661         122,802       80.00        2.37       41.61
15.501% to 16.000%     45         4,820,107        2.55        8.720        663         107,113       79.99        0.00       59.74
16.001% to 16.500%      9           844,683        0.45        9.319        650          93,854       79.96        0.00        7.38
16.501% to 17.000%      4           409,478        0.22        9.711        625         102,370       80.00        0.00        0.00
TOTAL:              1,122      $189,354,481      100.00%       7.033%       672        $168,765       79.95%      22.35%      49.27%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.625% per annum to 16.950% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.586% per annum.

NEXT RATE ADJUSTMENT DATE

                   NUMBER        AGGREGATE      PERCENT                   WEIGHTED     AVERAGE      WEIGHTED
                     OF          PRINCIPAL        OF          WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE      PERCENT
NEXT RATE          MORTGAGE       BALANCE       MORTGAGE      AVERAGE     CREDIT       BALANCE      ORIGINAL       FULL      PERCENT
ADJUSTMENT DATE     LOANS       OUTSTANDING      POOL         COUPON       SCORE      OUTSTANDING     LTV          DOC          IO
---------------     -----       -----------      ----         ------       -----      -----------     ---          ---          --
March 2006             3       $    565,141        0.30%       6.062%       706        $188,380       84.16%      41.60%       0.00%
April 2006             4            408,519        0.22        5.729        658         102,130       80.00       82.61        0.00
July 2006              1             91,735        0.05        7.700        624          91,735       80.00        0.00        0.00
June 2007              1            147,356        0.08        6.750        670         147,356       80.00        0.00        0.00
July 2007             29          4,322,727        2.28        6.422        669         149,060       79.00       20.40       44.37
August 2007          109         14,524,729        7.67        6.934        660         133,254       80.04       25.71       35.43
September 2007       316         47,070,638       24.86        6.929        666         148,958       79.95       26.00       33.02
October 2007         292         55,319,301       29.21        7.093        670         189,450       79.87       20.62       52.62
November 2007        130         24,230,592       12.80        7.212        679         186,389       79.86       24.84       78.98
December 2007         10          1,932,731        1.02        8.125        659         193,273       80.00       10.14       10.68
June 2008              2            204,404        0.11        6.472        739         102,202       80.00       56.36        0.00
July 2008              3            409,512        0.22        6.931        743         136,504       80.00        0.00       19.03
August 2008           13          1,915,864        1.01        6.947        673         147,374       79.63       18.16       53.06
September 2008        41          6,482,944        3.42        7.017        685         158,121       81.40       32.98       32.63
October 2008          67         12,057,878        6.37        7.020        670         179,968       80.25       12.28       52.13
November 2008         39          6,739,421        3.56        6.981        688         172,806       80.06       23.61       58.62
December 2008          5            545,920        0.29        7.779        641         109,184       80.00        0.00       16.56
May 2010               1            614,400        0.32        7.875        634         614,400       80.00        0.00      100.00
July 2010              3            401,015        0.21        6.941        712         133,672       80.00        0.00       72.79
August 2010           15          3,288,255        1.74        7.299        710         219,217       77.74        2.22       88.81
September 2010        30          6,316,127        3.34        7.072        697         210,538       79.90        4.39       65.30
October 2010           6          1,366,155        0.72        6.596        681         227,692       80.00       61.31       24.89
November 2010          2            399,120        0.21        6.674        667         199,560       80.00      100.00      100.00
TOTAL:             1,122       $189,354,481      100.00%       7.033%       672        $168,765       79.95%      22.35%      49.27%